Columbia Global Bond Fund

Supplement dated August 30, 2012

to the Prospectus (Classes A, B, C, I, R, R4 and W) dated March 1, 2012

The first paragraph under the caption “Past Performance” in the Summary of the Fund section is hereby superseded and replaced with the following information:

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charge) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table shows how the Fund’s average annual total returns compare to its benchmark index. The inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class R shares is March 15, 2010 and the inception date of the Fund’s Class W shares is December 1, 2006. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in expenses and sales charges (where applicable), these classes of shares have annual returns substantially similar to those of Class A shares because all classes of the Fund’s shares invest in the same portfolio of securities.

S-6309-13 A (8/12)